                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Gordon M. Bethune
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Gordon M. Bethune
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Jeffrey J. Misner
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Jeffrey J. Misner
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Chris T. Kenny
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Chris T. Kenny
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Thomas J. Barrack, Jr.
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Thomas J. Barrack, Jr.
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ David Bonderman
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: David Bonderman
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Kirbyjon H. Caldwell
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Kirbyjon H. Caldwell
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Patrick Foley
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Patrick Foley
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Lawrence W. Kellner
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Lawrence W. Kellner
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Douglas H. McCorkindale
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Douglas H. McCorkindale
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ George G. C. Parker
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: George G. C. Parker
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Richard W. Pogue
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Richard W. Pogue
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ William S. Price III
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: William S. Price III
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Donald L. Sturm
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Donald L. Sturm
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Karen Hastie Williams
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Karen Hastie Williams
                                                    ----------------------------



Dated and effective as of February 6, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain universal shelf Registration Statement on Form S-3 relating to an offering of up to $500 million of debt and/or equity securities of the Company (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                                    /s/ Charles A. Yamarone
                                                    ----------------------------
                                                             (Signature)

                                       Printed Name: Charles A. Yamarone
                                                    ----------------------------



Dated and effective as of February 6, 2001